                                                                      Exhibit 15


                            JOINT FILING AGREEMENT
                            ----------------------

    Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Endo Pharmaceuticals Holdings Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: July 26, 2000

                                       ENDO PHARMA LLC

                                       By: /s/ Jeffrey R. Black
                                           ----------------------------------
                                          Name:   Jeffrey R. Black
                                          Title:  Chief Financial Officer


                                       KELSO INVESTMENT ASSOCIATES V, L.P.

                                       By:  Kelso Partners V, L.P., its General
                                            Partner

                                       By:             *
                                         -------------------------------------

                                       KELSO EQUITY PARTNERS V, L.P.


                                       By:             *
                                          ------------------------------------

                                       KELSO PARTNERS V, L.P.


                                       By:             *
                                          -------------------------------------

                                                       *
                                      -----------------------------------------
                                                Joseph S. Schuchert


                                                       *
                                       ----------------------------------------
                                                  Frank T. Nickell


                                                       *
                                       ----------------------------------------
                                                 George E. Matelich

                                                      *
                                      ____________________________________
                                               Thomas R. Wall, IV


                                                      *
                                      ____________________________________
                                               Frank K. Bynum, Jr.


                                                      *
                                      ____________________________________
                                              Michael B. Goldberg


                                                      *
                                      ____________________________________
                                               David I. Wahrhaftig


                                                      *
                                     ____________________________________
                                               Philip E. Berney


                                     GREENWICH STREET CAPITAL PARTNERS, L.P.

                                     By:   Greenwich Street Investments, L.P.,
                                           its general partner

                                     By:   Greenwich Street Investments,
                                           L.L.C., General Partner

                                           By: /s/ Eric S. Bomze
                                              -------------------------------
                                               Name:  Eric S. Bomze
                                               Title: Assistant Vice President

                                     GREENWICH STREET CAPITAL OFFSHORE FUND,
                                     LTD.

                                     By:   Greenwich Street Capital Partners,
                                           Inc., as Manager

                                           By: /s/ Eric S. Bomze
                                              -------------------------------
                                               Name:  Eric S. Bomze
                                               Title: Assistant Vice President

                                     TRV EMPLOYEES FUND, L.P.

                                     By:  TRV Employees Investments, Inc.
                                            its general partner

                                     By: /s/ Eric S. Bomze
                                        -------------------------------
                                         Name:  Eric S. Bomze
                                         Title: Assistant Vice President

                                     THE TRAVELERS INSURANCE COMPANY

                                     By: /s/ Millie Kim
                                        --------------------------------------
                                         Name:  Millie Kim
                                         Title: Assistant Secretary


                                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                     By: /s/ Millie Kim
                                        --------------------------------------
                                         Name:  Millie Kim
                                         Title: Assistant Secretary


                                     CITIGROUP INC.

                                     By: /s/ Joseph B. Wollard
                                        --------------------------------------
                                         Name:  Joseph B. Wollard
                                         Title: Assistant Secretary


                                     GREENWICH STREET INVESTMENTS, L.P.

                                     By:   Greenwich Street Investments,
                                           L.L.C., General Partner

                                     By: /s/ Eric S. Bomze
                                        --------------------------------------
                                         Name:  Eric S. Bomze
                                         Title: Assistant Vice President

                                     GREENWICH STREET INVESTMENTS, L.L.C.

                                     By: /s/ Eric S. Bomze
                                        --------------------------------------
                                         Name:  Eric S. Bomze
                                         Title: Assistant Vice President


                                     GREENWICH STREET CAPITAL PARTNERS, INC.

                                     By: /s/ Eric S. Bomze
                                        --------------------------------------
                                         Name:  Eric S. Bomze
                                         Title: Assistant Vice President


                                     TRV EMPLOYEES INVESTMENTS, INC.

                                     By: /s/ Eric S. Bomze
                                        --------------------------------------
                                         Name:  Eric S. Bomze
                                         Title: Assistant Vice President


                                        /s/ Alfred C. Eckert III
                                        --------------------------------------
                                                  Alfred C. Eckert III

                                        /s/ Keith W. Abell
                                       --------------------------------------
                                                   Keith W. Abell


                                        /s/ Sanjay H. Patel
                                       --------------------------------------
                                                   Sanjay H. Patel




* The undersigned, by signing his name hereto, executes this Agreement pursuant to the Power of Attorney executed on behalf of the above-named entities and individuals and filed herewith.

                                      By:  /s/ Stanley de J. Osborne
                                          ------------------------------------
                                           Attorney-in-Fact